UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

TRANSGLOBAL MANAGEMENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 989-4653

The Marquie Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2026, Transglobal Management Group, Inc. (the “Company”) entered into a Standby Equity Commitment Agreement (the “Equity Financing Agreement”) with MacRab LLC (the “Investor”). Pursuant to the Equity Financing Agreement, the Investor has agreed, subject to the terms and conditions set forth therein, to purchase from the Company up to $5,000,000 of shares of the Company’s common stock, par value $0.0001 per share, from time to time at the Company’s discretion. The purchase price for shares sold under the Equity Financing Agreement will be equal to 85% of the average of the two (2) lowest volume weighted average prices of the Company’s common stock on the OTCID Basic Market during the five (5) trading days immediately following the applicable clearing date, subject to a contractual minimum price of $0.001 per share. The Company controls the timing and amount of any sales under the Equity Financing Agreement, subject to the conditions set forth therein. The Investor’s beneficial ownership of the Company’s common stock may not exceed 4.99% of the Company’s then-issued and outstanding shares at any time, in accordance with the terms of the Equity Financing Agreement.

The Company has also entered into a Registration Rights Agreement with the Investor pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the resale of shares issued under the Equity Financing Agreement and to use commercially reasonable efforts to cause such registration statement to be declared effective. The Equity Financing Agreement contains customary representations, warranties, and covenants of the parties.

The foregoing description of the Equity Financing Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1*     Standby Equity Commitment Agreement, dated February 17, 2026, by and between Transglobal Management Group, Inc. and MacRab LLC.

10.2*     Registration Rights Agreement, dated February 17, 2026

104       Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transglobal Management Group, Inc.

Date: March 3, 2026	By:	/s/ Jeff Foster
Jeff Foster
Chief Executive Officer

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